Prospectus Supplement	July 19, 2019

Putnam Short-Term Municipal Income Fund

Statutory and summary prospectuses dated March 30, 2019

The Shareholder fees table in the subsection Fees and expenses is restated as follows:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
	imposed on purchases (as a	a percentage of original purchase price or
Share class	percentage of offering price)	redemption proceeds, whichever is lower)
Class A	2.25%	1.00%*
Class B	NONE	1.00%**
Class C	NONE	1.00%***
Class M	0.75%	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

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